                                                                  EXHIBIT 10.39

                      AMENDMENT NO. 1 TO ESCROW AGREEMENT
                      -----------------------------------


     The undersigned Physician Health Corporation, a Delaware corporation (the "Company"), Weston Presidio Capital II, L.P. (in its capacity only as escrow
 -------
agent thereunder, and not as an Investor, the "Escrow Agent"), Weston Presidio
                                               ------------
Capital II, L.P., BancBoston Investments Inc., Mercury Asset Management plc, on behalf of Rowan Nominees Limited, and NatWest Ventures Investments Limited (individually an "Investor" and collectively, the "Investors") as well as the
                  --------                         ---------
parties signing below as "Additional Investors") hereby agree that the
                          --------------------
Additional Investors join in and become party to the Escrow Agreement dated as of June 16, 1997 (the "Escrow Agreement"), among the Company, the Escrow Agent
                       ----------------
and the Investors.

     The undersigned have executed this Agreement under seal as of the
                                                                       ------
day of           , 1997.
       ----------

Company:                                   PHYSICIAN HEALTH CORPORATION

                                           By:
                                              ----------------------------------
                                              Title:



Escrow Agent:                              WESTON PRESIDIO CAPITAL II, L.P.

                                           By:  WESTON PRESIDIO CAPITAL
                                                MANAGEMENT II, L.P.

                                           By:
                                              ----------------------------------
                                              General Partner


Investors:                                 WESTON PRESIDIO CAPITAL II, L.P.

                                           By:  WESTON PRESIDIO CAPITAL
                                                MANAGEMENT II, L.P.

                                           By:
                                              ----------------------------------
                                              General Partner

                                           BANCBOSTON INVESTMENTS INC.

                                           By:
                                              ----------------------------------
                                              Title:


                                           MERCURY ASSET MANAGEMENT plc, on
                                           behalf of ROWAN NOMINEES LIMITED


                                           By:
                                              ----------------------------------
                                              Title:


                                           NATWEST VENTURES INVESTMENTS LIMITED


                                           By:
                                              ----------------------------------
                                              Title:


Additional Investors:                      ST. PAUL VENTURE CAPITAL IV, LLC


                                           By:
                                              ----------------------------------
                                              Title:


                                           PARTECH U.S. PARTNERS III C.V.


                                           By:
                                              ----------------------------------
                                              Title:


                                           U.S. GROWTH FUND PARTNERS C.V.


                                           By:
                                              ----------------------------------
                                              Title:

                                           AXA U.S. GROWTH FUND LLC


                                           By:
                                              ----------------------------------
                                              Title:


                                           DOUBLE BLACK DIAMOND II LLC


                                           By:
                                              ----------------------------------
                                              Title:


                                           ALMANORI LIMITED


                                           By:
                                              ----------------------------------
                                              Title:


                                           MULTINVEST LIMITED


                                           By:
                                              ----------------------------------
                                              Title:



                                           NATIONAL CITY VENTURE CORPORATION



                                           By:
                                              ----------------------------------
                                              Title:

                                      -3-